UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

On May 7, 2018, we terminated our 364-day senior unsecured revolving credit facility entered into on April 2, 2018 (the “Revolving Credit Agreement”), by and among us, the lenders named in the Revolving Credit Agreement; Citigroup Global Markets Inc. and Barclays Bank PLC as joint lead arrangers and joint bookrunners; and Citibank, N.A. as administrative agent, subject to survival of any provisions which by their terms survive the termination.

Citigroup Global Markets Inc. and an affiliate of Barclays Bank PLC are underwriters in connection with the issuance of our fixed rate notes described in Item 8.01 below. A portion of the net proceeds from the sale of such notes was used to repaid the outstanding borrowings under the Revolving Credit Agreement, in connection with its termination.

Item 8.01. Other Events.

On May 7, 2018, we issued an aggregate principal amount of $2.5 billion in fixed rate notes due 2020 (the “2020 Notes”), fixed rate notes due 2023 (the “2023 Notes”), fixed rate notes due 2028 (the “2028 Notes”), and fixed rate notes due 2048 (the “2048 Notes” and, together with the 2020 Notes, the 2023 Notes and the 2028 Notes, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of March 6, 2015 (the “Indenture”), by and between us and Deutsche Bank Trust Company Americas, as trustee, as supplemented and modified in respect of the Notes by an officers’ certificate of the Company under Section 301 of the Indenture, dated as of May 7, 2018 (the “301 Certificate”). We filed with the Securities and Exchange Commission (the “SEC”) the Indenture together with our Registration Statement (as defined below) on March 2, 2017.

We have filed with the SEC a Prospectus, dated as of March 2, 2017, and a Prospectus Supplement for the Notes, dated as of May 3, 2018, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-216408) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017)

4.2	301 Certificate

4.3	Specimen of 2020 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.4	Specimen of 2023 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.5	Specimen of 2028 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.6	Specimen of 2048 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated May 7, 2018

5.2	Opinion of Hunton Andrews Kurth LLP, dated May 7, 2018

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: May 7, 2018